CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form N-CSR of Weiss, Peck & Greer Funds Trust (the "Registrant") for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Daniel S. Vandivort, Principal Executive Officer of the Registrant, and William Kelly, Principal Financial Officer of the Registrant, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Dated:           , 2004                 /S/ DANIEL S. VANDIVORT
                                        -----------------------
                                        Daniel S. Vandivort
                                        Chairman
                                        (Principal Executive Officer)




Dated:           , 2004                 /S/ WILLIAM KELLY
                                        ---------------------
                                        William Kelly
                                        Executive Vice President and Treasurer
                                        (Principal Financial Officer)